UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 12, 2010

HI-TECH PHARMACAL CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

An annual meeting of security holders was held on November 12, 2009. The Company solicited proxies and shares were present in person and by proxy. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 1, 2009.

Set forth is the number of votes cast for, against or withheld as to each item voted upon.

(i)	Election of Directors	For	Withhold
	David S. Seltzer	9,155,513	1,651,302
	Reuben Seltzer	8,576,106	2,230,709
	Martin M. Goldwyn	8,579,651	2,227,164
	Yashar Hirshaut, M.D.	8,278,551	2,528,264
	Anthony J. Puglisi	7,910,698	2,896,117
	Bruce W. Simpson	8,924,416	1,882,399
	Jack van Hulst	7,394,043	3,412,772

(ii) Adoption of the Company’s 2009 Stock Option Plan for a fifteen (15) year term and authorization of 500,000 shares of Common Stock reserved for issuance thereunder.

For	Against	Abstain
4,597,526	2,433,257	605,326

(iii) Ratification of the appointment of Eisner LLP as the Company’s independent auditors for the fiscal year ending April 30, 2011.

For	Against	Abstain
10,668,812	73,322	64,681

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2010	HI-TECH PHARMACAL CO., INC.

/S/ DAVID S. SELTZER
	Name:	David S. Seltzer
	Title:	President and Chief Executive Officer

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